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                                                                      EXHIBIT 24


                           LIMITED POWER OF ATTORNEY
                                K N ENERGY, INC.


         KNOW ALL MEN BY THESE PRESENTS that, the undersigned director or officer of K N Energy, Inc., a Kansas corporation, does hereby make, constitute and appoint LARRY D. HALL, CLYDE E. McKENZIE and ROSE M. ROBESON and each of them acting individually, his true and lawful attorney with power to act without the other and with full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity or capacities as aforesaid, a Registration Statement on Form S-3 for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to stock purchase units, stock purchase contracts, debentures, guarantees, debt securities and Common Stock, $5.00 par value per share, of K N Energy, Inc. and preferred securities of K N Capital Trust II, and any and all amendments (including post-effective amendments) thereto and any and all related Registration Statements (including amendments thereto) filed pursuant to Rule 462 promulgated under the Securities Act of 1933 or other documents in support thereof or supplemental thereto, hereby granting to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of these presents.


     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 2nd day of June, 1998.


                                             /s/ LARRY D. HALL
                                             -------------------------------
                                             Larry D. Hall


                                             /s/ CLYDE E. MCKENZIE
                                             -------------------------------
                                             Clyde E. McKenzie


                                             /s/ EDWARD H. AUSTIN, JR.
                                             -------------------------------
                                             Edward H. Austin, Jr.


                                             /s/ CHARLES W. BAUEY
                                             -------------------------------
                                             Charles W. Bauey


                                             /s/ STEWART A. BLISS
                                             -------------------------------
                                             Stewart A. Bliss


                                             /s/ DAVID W. BURKHOLDER
                                             -------------------------------
                                             David W. Burkholder


                                             /s/ DAVID M. CARMICHAEL
                                             -------------------------------
                                             David M. Carmichael


                                             /s/ ROBERT W. CHITWOOD
                                             -------------------------------
                                             Robert W. Chitwood


                                             /s/ HOWARD P. COGHLAN
                                             -------------------------------
                                             Howard P. Coghlan


                                             /s/ JORDAN L. HAINES
                                             -------------------------------
                                             Jordan L. Haines












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                                             /s/ WILLIAM J. HYBL
                                             -------------------------------
                                             William J. Hybl


                                             /s/ RICHARD D. KINDER
                                             -------------------------------
                                             Richard D. Kinder


                                             /s/ EDWARD RANDALL, III
                                             -------------------------------
                                             Edward Randall, III


                                             /s/ JOHN F. RIORDAN
                                             -------------------------------
                                             John F. Riordan


                                             /s/ JAMES C. TAYLOR
                                             -------------------------------
                                             James C. Taylor


                                             /s/ H. A. TRUE, III
                                             -------------------------------
                                             H. A. True, III